COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8 -	COMMITMENTS AND CONTINGENT LIABILITIES

A.	Royalties provision

1.	Royalties to an ASIC designer

The Company has a liability to pay royalties for the development of an ASIC component which is used as an amplifier for the capture of signals at low frequencies from X-ray detectors contained in the capsule. The institution that developed the ASIC is entitled to a receive royalties from the Company in the amount of € 0.5 ($0.54) for every ASIC component that the Company will sell, capped at € 200 ($218). This royalty is considered a liability of the Company for the development of the ASIC component.

The royalties liability is calculated based on estimated future sales generated by products which includes the ASIC component. As of December 31, 2015, the Company believes that it will be required to pay the above mentioned royalties, and accordingly, recorded, as of December 31, 2015, a provision in a total amount of $159.

2.	Reimbursement liability to Predecessor Entity's unit holders

On May 31, 2009, the Company entered into an asset transfer agreement with Check Cap LLC (the “Predecessor Entity”), a company with the same shareholders as the Company at the time of transfer. According to the agreement, the Predecessor Entity transferred all of its business operations and substantially all of its assets to the Company, including development and consulting agreements, cash, property and equipment and intangible ownership rights, free of any debt.

As part of the reorganization the Company committed to reimburse the unit holders of the Predecessor Entity for any tax burdens that may be imposed on them due to the reorganization. The reimbursement liability is calculated assuming deemed royalties are paid to the U.S. unit holders of the Predecessor Entity under Section 367(d) of the Code and is based in part on the forecasted sales of the Company. The contingent liability was calculated using the expected cash outflows discounted using a discount factor commensurate with the risk of the Company. Any updates in the expected cash outflows and the liability will be charged to earnings. As of December 31, 2015, the balance of the reimbursement liability totaled $418.

	December 31,
	2 0 1 5	2 0 1 4

Royalties to an ASIC designer	159	151
Reimbursement liability to Predecessor Entity's unit holders	418	393
	577	544

B.	Commitments

(1)	Royalties

The Company's research and development efforts are financed, in part, through funding from the OCS and BIRD Foundation. Since the Company's inception through December 31, 2015, the Company received funding from the OCS and BIRD Foundation in the total amount of $3.6 million and $127, respectively. According to the terms of the grants, the OCS is entitled to royalties equal to 3-5% (or at an increased rate under certain circumstances) of the sales of the product funded, up to the full principal amount (which may be increased under certain circumstances) of the U.S. Dollar-linked value of the grants, plus interest at the rate of 12-month LIBOR. The obligation to pay these royalties is contingent on actual sales of the applicable products and in the absence of such sales, no payment is required.

As of December 31, 2015, we had a contingent obligation to the OCS in the amount of $3.8 million.

On July 13, 2014, the Company entered into a Cooperation and Project Funding Agreement with the BIRD Foundation and Synergy, pursuant to which the BIRD Foundation has agreed to award a grant in the maximum amount of the lesser of (i) $900; and (ii) 50% of the actual expenditures for the funding of a project entitled “Collection & Analysis of Gastrointestinal Images for Diagnostic Adenomatic Polyps and Colorectal Cancer.” The development work is expected to be performed over a 24 month period by Synergy (or a subcontractor on its behalf) and the Company.

According to the terms of the grant, the BIRD Foundation is entitled to royalties equal to 5% of the sales of the product funded, up to 100%, 113%, 125%, 138% and 150% of the U.S. Consumer Price Index linked sum granted by the BIRD Foundation if repaid within one year, two years, three years, four years and five or more years, respectively. Under the terms of the agreement, if any portion of the product funded by the project is sold outright to a third party prior to full repayment of the grant to the BIRD Foundation, one-half of the sale proceeds will be applied to the repayment of the grant. If the funded product is licensed to a third party, 30% of all payments received under the respective license agreement must be paid to the BIRD Foundation in repayment of the grant.

As of December 31, 2015, the Company had not paid any royalties to the OCS and BIRD.

(2)	Rental agreement

The Company leases approximately 610 square meters in Isfiya, Israel under a lease agreement providing for a term of 10 years, commenced on June 1, 2012 and ending on May 31, 2022. In December 2015 the Company increased the leased area by an additional 290 square meters for clinical and development purposes, to a total of 900 square meters, under an addendum to the lease agreement with similar terms as in the Company's current lease agreement.  The Company has the right to terminate the agreement at any time, upon as least 60 days prior written notice. The rental expenses recorded by the Company for the years ended December 31, 2015, 2014 and 2013 were $67, $60 and $56, respectively.

(3)	Agreements for brokerage services

See Note 10E(2)(d).

(4)	Vehicle Lease and Maintenance Agreements

The Company entered into several 32-36 months lease and maintenance agreements for vehicles which are regularly amended as new vehicles are leased. The current monthly lease fees aggregate approximately $14. The expected lease payments for the years ending December 31, 2016, 2017 and 2018 are approximately $131, $98, $16, respectively.

Operating lease obligations as of December 31, 2015:

Lease agreement for vehicles	29
Lease agreement for office facilities lease	13
42

C.	Legal

As of the date of the financial statements, the Company has not been and is not a party to any pending litigation.